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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-KSB/A of Dwango North America Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Rick J. Hennessey
                                                     ------------------------
                                                     Rick J. Hennessey
                                                     Chief Executive Officer

                                                     Dated: August 9, 2004


                                                     /s/ J. Paul Quinn
                                                     ------------------------
                                                     J. Paul Quinn
                                                     Chief Financial Officer

                                                     Dated: August 9, 2004